Exhibit 99.1
News release via Canada NewsWire, Toronto 416-863-9350

     Attention Business/Financial Editors:
     Vitran reports 2008 third quarter results

     <<
     -------------------------------------------------------------------------
     REMINDER:

     Vitran management will conduct a conference call and webcast today,
     October 22, at 1:00 p.m. ET, to discuss the Company's 2008 third quarter results
     Conference call dial-in: 800/738-1032
     Live Webcast: www.vitran.com (select "Investor Relations")
     -------------------------------------------------------------------------
     >>

     TORONTO, Oct. 22 /CNW/ - Vitran Corporation Inc. (NASDAQ: VTNC, TSX:
VTN), a North American transportation and logistics firm, today announced financial results for the third quarter of 2008 and the nine-month period ended September 30, 2008 (all figures reported in $U.S.).
     Vitran achieved record revenue of $198.6 million during the three-month period, and net income of $2.1 million, or $0.15 per diluted share. In the comparable 2007 third quarter, the Company reported revenue of $171.9 million, and net income of $3.1 million, or $0.23 per diluted share.
     "In the 2008 third quarter, the economic slowdown and significant industry pricing pressures negatively impacted our LTL operating ratio, and partially offset record revenues that were driven by a strong performance at our logistics unit and 35 percent growth in the Company's LTL cross-border revenue," stated Vitran President and Chief Executive Officer Rick Gaetz.
     "Despite the ongoing economic softness being experienced throughout North
America and the uncertainty of when we will see a definitive turnaround,
Vitran is operating more efficiently and effectively today as a result of several recently completed internal initiatives, including the successful launch of our hybrid U.S. LTL IT platform, the standardization of the U.S. LTL wage and benefit structure, and the recent openings of new cross-dock and retail supply chain facilities, located in Toronto.
     "I am also pleased to report that Vitran's overlap terminal integration was successfully completed one week ahead of schedule, on October 12, 2008.
With the massive, multi-phase integration project now behind us, we are in a more favorable position to deal with the challenges of a slowing North
American economy," concluded Mr. Gaetz.

     Segmented Results

     Income from operations at Vitran's LTL (less-than-truckload) segment during the 2008 third quarter was $3.0 million. LTL segment revenue grew
10.6 percent to $166.2 million, and the LTL OR (operating ratio) was 98.2 for the three-month period, versus an OR of 96.2 in the prior year quarter. LTL revenue per shipment rose 11.2 percent and revenue per hundredweight increased by 8.5 percent during Q3. Tonnage rose 2.3 percent, while the number of shipments declined by 0.2 percent.
     Vitran's Logistics segment revenue increased 70.7 percent to $23.4 million and income from operations rose 81.4 percent in the 2008 third quarter to a record $1.5 million. The segment's OR improved to 93.8 in the 2008 third quarter, versus 94.2 in the year-earlier quarter. These record results were achieved despite continued weakness in the North American retail sector. The
Truckload segment achieved income from operations in the quarter of $308,000, compared to $420,000 in 2007, and the OR was 96.6 in the quarter, versus a
94.7 OR in the prior year quarter.

     About Vitran Corporation Inc.

     Vitran Corporation Inc. is a North American group of transportation companies offering less-than-truckload, logistics, truckload, and freight brokerage services. To find out more about Vitran Corporation Inc.
(NASDAQ:VTNC, TSX:VTN), visit the website at www.vitran.com.

     This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and
applicable Canadian securities laws. Forward-looking statements may be generally identifiable by use of the words "believe", "anticipate", "intend",
"estimate", "expect", "project", "may", "plans", "continue", "will", "focus should" "endeavor" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on current expectations and are naturally subject to uncertainty and changes in circumstances that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Vitran's actual results, performance or achievements to differ materially from those projected in the forward-looking statements. Factors that may cause such differences include, but are not limited to, technological change, increases in fuel costs, regulatory changes, the general health of the economy, seasonal fluctuations, unanticipated changes in railroad capacities, exposure to credit risks, changes in labour relations and competitive factors.
More detailed information about these and other factors is included in the annual MD&A on Form 10K under the heading "General Risks and Uncertainties."
Many of these factors are beyond the Company's control; therefore, future events may vary substantially from what the Company currently foresees. You should not place undue reliance on such forward-looking statements. Vitran
Corporation Inc. does not assume the obligation to revise or update these forward-looking statements after the date of this document or to revise them to reflect the occurrence of future unanticipated events, except as may be required under applicable securities laws.

     <<
                            Vitran Corporation Inc.
                          Consolidated Balance Sheets
               (in thousands of United States dollars, US GAAP)

                                                        Sept. 30,     Dec. 31,
                                                            2008         2007
                                                      (unaudited)    (audited)
     Assets
     Current assets:
       Accounts receivable                             $  93,250    $  74,261
       Inventory, deposits and prepaid expenses           11,155       11,325
       Income and other taxes recoverable                  1,837        2,232
       Deferred income taxes                               3,097        2,599
                                                      -----------  -----------
                                                         109,339       90,417

     Property and equipment                              162,068      169,062
     Intangible assets                                    13,910       13,645
     Goodwill                                            121,537      124,375
                                                      -----------  -----------
                                                       $ 406,854    $ 397,499
                                                      -----------  -----------
                                                      -----------  -----------
     Liabilities and Shareholders' Equity
     Current liabilities:
       Bank overdraft                                  $     690    $     390
       Accounts payable and accrued liabilities           76,117       67,468
       Current portion of long-term debt                  15,393       18,144
                                                      -----------  -----------
                                                          92,200       86,002

     Long-term debt                                      107,578      109,831
     Other                                                 3,438        3,512
     Deferred income taxes                                 7,431        7,810

     Shareholders' equity:
       Common shares                                      77,500       77,246
       Additional paid-in capital                          3,284        2,436
       Retained earnings                                 112,255      104,478
       Accumulated other comprehensive income              3,168        6,184
                                                      -----------  -----------
                                                         196,207      190,344
                                                      -----------  -----------
                                                       $ 406,854    $ 397,499
                                                      -----------  -----------
                                                      -----------  -----------

                  (Consolidated Statements of Income follows)

                            Vitran Corporation Inc.
                       Consolidated Statements Of Income
                                  (Unaudited)
     (in thousands of United States dollars except per share amounts, US GAAP)

                                       Three Months             Nine Months
                                      Ended Sept. 30,         Ended Sept. 30,
                                     2008        2007        2008        2007
                                     ----        ----        ----        ----
     Revenues                  $  198,605  $  171,927  $  572,102  $  496,207
     Operating expenses           173,414     145,457     491,615     414,693
     Selling, general and
      administrative expenses      16,162      15,633      50,852      46,015
     Other income                    (155)        (53)       (288)       (125)
     Depreciation and
      amortization expense          5,203       5,321      15,968      15,375
                               ----------- ----------- ----------- -----------
                                  194,624     166,358     558,147     475,958

     Income from operations
      before undernoted             3,981       5,569      13,955      20,249

     Interest expense, net          2,158       2,325       6,410       6,504

     Income from operations
      before income taxes           1,823       3,244       7,545      13,745
     Income taxes                    (243)        123        (232)      1,704
                               ----------- ----------- ----------- -----------
     Net income                $    2,066  $    3,121  $    7,777  $   12,041
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------
     Basic income per share -
       Net income              $     0.15  $     0.23  $     0.58  $     0.89
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------
     Diluted income per share -
       Net income              $     0.15  $     0.23  $     0.57  $     0.88
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------
     Weighted average number
      of shares
       Basic                   13,493,757  13,475,685  13,480,805  13,459,180
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------
       Diluted                 13,647,774  13,668,819  13,632,628  13,660,723
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------

                      (Statements of Cash Flows follows)

                            VITRAN CORPORATION INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (Unaudited)
                (In thousands of United States dollars, US GAAP)

                                    Three       Three        Nine        Nine
                                   months      months      months      months
                                    Ended       Ended       Ended       Ended
                                 Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,
                                     2008        2007        2008        2007
     Cash provided by (used in):
     Operations:
       Net income              $    2,066  $    3,121  $    7,777  $   12,041
       Items not involving
        cash from operations
         Depreciation and
          amortization expense      5,203       5,321      15,968      15,375
         Deferred income taxes        (21)     (2,608)         83         (13)
         Share-based
          compensation expense        279         261         848         720
         Gain on sale of
          property and equipment     (155)        (53)       (288)       (125)
       Change in non-cash
        working capital
        components                    679       4,461      (9,853)     (1,302)
                               ----------- ----------- ----------- -----------
                                    8,051      10,503      14,535      26,696
     Investments:
     Purchase of property and
      equipment                    (1,692)     (5,458)    (10,840)    (16,878)
     Proceeds on sale of
      property and equipment          935          74       1,387         312
     Additional payment due to
      acquisition of subsidiary         -           -           -      (6,921)
                               ----------- ----------- ----------- -----------
                                     (757)     (5,384)     (9,453)    (23,487)
     Financing:
     Revolving credit facility
      and bank overdraft           (2,987)      3,468       8,341      13,590
     Repayment of long-term debt   (2,580)     (2,255)     (7,726)     (6,765)
     Financing costs                    -        (642)          -        (642)
     Repayment of capital leases   (2,078)     (1,858)     (6,320)     (5,172)
     Issue of common shares upon
      exercise of stock options        76         196         254         403
                               ----------- ----------- ----------- -----------
                                   (7,569)     (1,091)     (5,451)      1,414

     Effect of translation
      adjustment on cash              275      (1,256)        369      (2,258)
                               ----------- ----------- ----------- -----------
     Increase in cash position          -       2,772           -       2,365
     Cash and cash equivalent
      position, beginning of
      period                            -       1,047           -       1,454
                               ----------- ----------- ----------- -----------
     Cash and cash equivalent
      position, end of period  $        -  $    3,819  $        -  $    3,819
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------

     Change in non-cash
      working capital
      components:
       Accounts receivable     $      587  $   (2,004) $  (18,989) $  (15,368)
       Inventory, deposits and
        prepaid expenses            1,083         233         170       1,316
       Income and other taxes
        receivable/payable           (651)      3,166         317        (732)
       Accounts payable and
        accrued liabilities          (340)      3,066       8,649      13,482
                               ----------- ----------- ----------- -----------
                               $      679  $    4,461  $   (9,853) $   (1,302)
                               ----------- ----------- ----------- -----------
                               ----------- ----------- ----------- -----------
     Supplemental cash flow
      information
     Capital lease additions   $    1,016  $    4,561  $    1,016  $    8,301

                  (additional financial information follows)

                 Supplementary Segmented Financial Information
              (in thousands of United States dollars) (Unaudited)

     -----------------------------------   -----------------------------------
     For the                               For the
     quarter ended                         quarter ended
     Sept. 30, 2008                        Sept. 30, 2007
     -----------------------------------   -----------------------------------
                       Inc. from                            Inc. from
              Revenue  Operations   OR%            Revenue  Operations    OR%
     -----------------------------------   -----------------------------------
     LTL      166,227     3,043    98.2    LTL     150,283     5,687     96.2
     -----------------------------------   -----------------------------------
     LOG       23,375     1,451    93.8    LOG      13,690       800     94.2
     -----------------------------------   -----------------------------------
     TL         9,003       308    96.6    TL        7,954       420     94.7
     -----------------------------------   -----------------------------------

     -----------------------------------   -----------------------------------
     For the nine                          For the nine
     months ended                          months ended
     Sept. 30, 2008                        Sept. 30, 2007
     -----------------------------------   -----------------------------------
                       Inc. from                            Inc. from
              Revenue  Operations   OR%            Revenue  Operations    OR%
     -----------------------------------   -----------------------------------
     LTL      483,803    13,721    97.2    LTL     437,055    20,920     95.2
     -----------------------------------   -----------------------------------
     LOG       62,449     3,002    95.2    LOG      34,579     1,976     94.3
     -----------------------------------   -----------------------------------
     TL        25,850     1,008    96.1    TL       24,573     1,119     95.4
     -----------------------------------   -----------------------------------

                     LTL SEGMENT - Statistical Information
                                  (Unaudited)

             --------------------------------------------------
                             For the quarter ended
                              September 30, 2008
              --------------------------------------------------
                                         LTL          Q. over Q.
              ($U.S.)                  Division      % Change(x)
              --------------------------------------------------
              Revenue (000's)       $    166,227          10.6
              --------------------------------------------------
              No. of Shipments         1,029,978          (0.2)
              --------------------------------------------------
              Weight (000's lbs)       1,564,394           2.3
              --------------------------------------------------
              Revenue per shipment  $     161.39          11.2
              --------------------------------------------------
              Revenue per CWT       $      10.63           8.5
              --------------------------------------------------

              --------------------------------------------------
                                 Year-to-date
                              September 30, 2008
              --------------------------------------------------
                                         LTL          Q. over Q.
              ($U.S.)                  Division      % Change(x)
              --------------------------------------------------
              Revenue (000's)       $    483,803          10.7
              --------------------------------------------------
              No. of Shipments         3,045,489          (0.8)
              --------------------------------------------------
              Weight (000's lbs)       4,642,321           1.9
              --------------------------------------------------
              Revenue per shipment  $     158.86           9.4
              --------------------------------------------------
              Revenue per CWT       $      10.42           6.4
              --------------------------------------------------

     (x) All % changes have been normalized for the impact of foreign exchange fluctuation, period over period
     >>

     %SEDAR: 00004231E          %CIK: 0000946823

     /For further information: Richard Gaetz, President/CEO, Sean Washchuk, VP
Finance/CFO, Vitran Corporation Inc., (416) 596-7664; Robert Rinderman,
Norberto Aja, Jaffoni & Collins Incorporated, (212) 835-8500 or VTNC(at)jcir.com/
     (VTNC VTN.)

CO:  Vitran Corporation Inc.

CNW 06:36e 22-OCT-08